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                                   EXHIBIT 2.2

            CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                  ECO-SYSTEMS MARKETING CORPORATION (4/21/1997)

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FILED
THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
AUG 21 1997                (After Issuance of Stock)
C139-93                ECO-SYSTEMS MARKETING CORPORATION
-------------
/s/ DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

     We the undersigned, Donald L. Trapp, President and Cherie Larson, Secretary of Eco-Systems Marketing Corporation do hereby certify:

     That the Board of Directors of said corporation as a meeting duly convened, held on the 21st day of April, 1997, adopted a resolution to amend the original articles as follows:

     Article One is hereby amended to read:

     "The name of the corporation is Rama Financial Corporation."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 100%; that the said change(s) and amendments have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                                 /s/ Donald L. Trapp
                                            ----------------------------
                                            Donald L. Trapp, President

                                                /s/ Cherie Larson
                                            ----------------------------
                                            Cherie Larson, Secretary

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STATE OF CALIFORNIA        )
                           )
COUNTY OF MARIN            )

On May 30, 1997, before me James F. O'Donnell, Jr., Notary Public, personally appeared Donald L. Trapp and Cherie Larson, proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                            WITNESS my hand and official seal.


[SEAL]
OFFICIAL SEAL - 1124891
JAMES F. O'DONNELL JR.                      /s/ James F. O'Donnell, Jr.
NOTARY PUBLIC - CALIF.                      ---------------------------
COUNTY OF MARIN                             Signature of Notary Public
MY COMM. EXPIRES FEB 19, 2001



----------------------------- O P T I O N A L ---------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

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

       CAPACITY OF SIGNER                              DESCRIPTION OF
       ------------------                             ATTACHED DOCUMENT
                                                      -----------------
/ / INDIVIDUAL

/X/ CORPORATE OFFICER
    PRESIDENT AND SECRETARY                           Certificate of Amendment
    ---------------------------                       -------------------------
            TITLE(S)                                  TITLE OR TYPE OF DOCUMENT

/ / PARTNER(S)    / / LIMITED

                  / / GENERAL                         -------------------------
                                                          NUMBER OF PAGES

/ / ATTORNEY-IN-FACT

/ / TRUSTEE(S)

/ / GUARDIAN/CONSERVATOR                              -------------------------
                                                           DATE OF DOCUMENT

/ / OTHER
          ---------------------
    ---------------------------
    ---------------------------

                                                      -------------------------
SIGNER IS REPRESENTING:                               SIGNER(S) OTHER THAN NAMED ABOVE
NAME OF PERSON(S) OR ENTITY(IES)
-------------------------------
-------------------------------

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